Income Tax	12 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
INCOME TAX

21. INCOME TAX

Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Income (loss) recorded in The Netherlands	54	264	(376)
Income (loss) from foreign operations	282	427	(1,120)

Income (loss) before income tax benefit (expense)	336	691	(1,496)

STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions. Tax losses can only offset profits generated by the taxable entity incurring such loss.

Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
The Netherlands taxes — current	(11)	(3)	4
Foreign taxes — current	(104)	(53)	(54)

Current taxes	(115)	(56)	(50)
The Netherlands taxes — deferred	(2)	(4)	—
Foreign taxes — deferred	(64)	(89)	145

Income tax benefit (expense)	(181)	(149)	95

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.0% in 2011, and 25.5% in 2010 and 2009, and the effective income tax rate are the following:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Income tax benefit (expense) computed at statutory rate	(84)	(176)	382
Non-deductible, non-taxable and other permanent differences, net	(38)	(50)	(34)
Income (loss) on equity-method investments	(7)	62	(84)
Valuation allowance adjustments	(130)	(54)	(56)
Impact of prior years adjustments	—	(29)	21
Effects on deferred taxes of changes in enacted tax rates	1	3	(7)
Current year credits	94	76	76
Other tax and credits	3	(12)	(4)
Benefits from tax holidays	113	77	2
Impact of uncertain tax positions	(2)	32	(23)
Earnings of subsidiaries taxed at different rates	(131)	(78)	(178)

Income tax benefit (expense)	(181)	(149)	95

The lines “Impact of prior years’ adjustments” and “Impact of uncertain tax positions” include amounts that are further described in the reconciliation of unrecognized tax benefits, included in this note.

As detailed in Note 2.18, following the passage of the French Finance Act for 2008, French research tax credits that in prior years were accounted for as a reduction in income tax expense were deemed to be grants in substance beginning on January 1, 2008, These tax credits, totaling $159 million, $146 million and $146 million, were reported as a reduction of research and development expenses in the consolidated statements of income for the years ended December 31, 2011, 2010 and 2009, respectively.

In 2011, 2010 and 2009, the line “Earnings of subsidiaries taxed at different rates” includes a decrease of $131 million, $91 million and $123 million, respectively, related to significant losses in countries subject to tax holidays.

The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits on basic earnings per share was $0.13, $0.09 and $0.00 for the years ended December 31, 2011, 2010, and 2009, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2019. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.

Deferred tax assets and liabilities consisted of the following:

	December 31, 2011	December 31, 2010
Tax loss carryforwards and investment credits	643	609
Inventory valuation	23	25
Impairment and restructuring charges	56	84
Fixed asset depreciation in arrears	56	47
Receivables for government funding	13	7
Tax allowances granted on past capital investments	1,111	1,113
Pension service costs	71	49
Stock awards	7	7
Commercial accruals	13	10
Other temporary differences	131	99
Total deferred tax assets	2,124	2,050
Valuation allowances	(1,514)	(1,396)
Deferred tax assets, net	610	654
Accelerated fixed asset depreciation	(69)	(83)
Acquired intangible assets	(49)	(34)
Advances of government funding	(16)	(16)
Other temporary differences	(38)	(40)
Deferred tax liabilities	(172)	(173)
Net deferred income tax asset	438	481

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all current deferred tax liabilities and assets are offset and presented as a single amount, similarly to non-current deferred tax liabilities and assets. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions.

As of December 31, 2011, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards and investment credits that expire starting 2012, as follows:

Year
2012	42
2013	23
2014	21
2015	16
2016	77
Thereafter	464

Total	643

The valuation allowance for a particular tax jurisdiction is allocated between current and non-current deferred tax assets for that jurisdiction on a pro rata basis. The “Tax allowances granted on past capital investments” mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006. Any unused tax credits granted under the agreement will continue to increase yearly by a legal inflationary index (currently 2.05% per annum). The credits may be utilized through 2020 or later depending on the Company meeting certain program criteria. In addition to this agreement, starting in 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax allowance. As a result, there is no financial impact to the net deferred tax assets of the Company.

During the year ended December 31, 2011, the Company recorded a valuation allowance of $92 million on ST-Ericsson’s deferred tax assets on tax loss carryforwards reflecting 50% of its exposure. As a result of a tax planning strategy implemented at the group level that ensures recovery of the deferred tax asset with incremental cash tax savings, the Company has not recorded a valuation allowance for the remaining deferred tax assets on tax loss carryforwards. Since this allowance does not relate to the Company’s investment in ST-Ericsson, the valuation allowance was fully attributable to the noncontrolling interests.

The amount of deferred tax benefit (expense) recorded as a component of other comprehensive income (loss) was $19 million and $7 million in 2011 and 2010 respectively and related primarily to the tax effects of unrealized gains and losses on derivative instruments designated as cash flow hedges and the tax effects of the recognized unfunded status on defined benefits plans.

The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $1,417 million as at December 31, 2011. Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there was no tax impact from the distribution of earnings from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company.

For the evaluation of uncertain income tax positions based on a “more likely than not” threshold, the Company applies a two-step process to determine if a tax position will be sustained upon examination by the taxing authorities. The recognition threshold in step one permits the benefit from an uncertain income tax position to be recognized only if it is more likely than not, or 50 percent assured, that the tax position will be sustained upon examination by the taxing authorities. The measurement methodology in step two is based on a “cumulative probability” approach, resulting in the recognition of the largest amount that is greater than 50 percent likely of being realized upon settlement with the taxing authority.

A reconciliation of the 2011 beginning and ending amounts of unrecognized tax benefits is as follows:

Balance at December 31, 2010	$149
Additions based on tax positions related to the current year	36
Additions for tax positions of prior years	19
Reductions for tax positions of prior years	(3)
Settlements	—
Reductions for lapse of statute of limitations	(50)
Foreign currency translation	(3)

Balance at December 31, 2011	148

The reconciliation of unrecognized tax benefits in 2010 was as follows:

Balance at December 31, 2009	$193
Additions based on tax positions related to the current year	44
Additions for tax positions of prior years	5
Reductions for tax positions of prior years	(44)
Settlements	(36)
Reductions for lapse of statute of limitations	(1)
Foreign currency translation	(12)

Balance at December 31, 2010	149

The total amount of these unrecognized tax benefits would affect the effective tax rate, if recognized. It is reasonably possible that certain of the uncertain tax positions disclosed in the table above could increase within the next 12 months due to on-going tax audits. The Company is not able to make an estimate of the range of the reasonably possible change.

Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in its consolidated statements of income. Interest and penalties are not material for the years presented or on a cumulative basis.

In 2010, the settlements of $36 million relates to the finalisation of a tax audit in one of the Company’s major tax jurisdictions.

The tax years that remain open for review in the Company’s major tax jurisdictions are from 1996 to 2011.